_______________________________________________________________________________

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________

                                   FORM 8-K
                                Current Report
                    Pursuant To Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported)--March 14, 2005

                               ________________

                             ASSURED GUARANTY LTD.
            (Exact name of registrant as specified in its charter)

                               ________________

        Bermuda                    001-32141                    98-0429991
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation
or organization)
                               ________________

                             Assured Guaranty Ltd.
                             30 Woodbourne Avenue
                            Hamilton HM 08 Bermuda
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (441) 296-4004

                                Not applicable
         (Former name or former address, if changed since last report)

_______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         (Former name or former address, if changed since last report)



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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On March 14, 2005, Mr. Kramer submitted a letter to the Board of Directors stating that he will retire from the Board of Directors upon the expiration of his term. His term expires at the upcoming annual general meeting of shareholders to be held on May 5, 2005. The Nominating and Governance Committee will recommend that, commencing May 5, 2005, Walter Scott serve as Chairman of the Board, subject to approval by the Board of Directors at its meeting immediately following the annual general meeting. Mr. Kramer also serves as Chairman of the Finance Committee. A successor to that position will be selected at the Board meeting that immediately follows the annual general meeting.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits

                Exhibit
                Number     Description
                -------    -----------
                99.1 Letter from Mr. Kramer, dated March 15, 2005 (received on March 14, 2005)

                99.2        Press Release dated March 16, 2005




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ASSURED GUARANTY LTD.

                                           By:  /s/ James M. Michener
                                               --------------------------
                                               James M. Michener
                                               General Counsel and Secretary

DATE:  March 16, 2005